Securities, 424I - Securities, 424I: 1	Mar. 25, 2025 USD ($)
Securities, 424I Table
Security Class Title	Common Shares of Beneficial Interest
Aggregate Sales Price	$ 8,093,919,564
Aggregate Redeemed or Repurchased, FY	8,794,159,809
Aggregate Redeemed or Repurchased, Prior FY	0
Redemption Credits	(700,240,245)
Net Sales	$ 0
Fee Rate	0.01531%
Amount of Registration Fee	$ 0